AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code	Page	of Pages
	1	2

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req. No.	5. Project No. (if applicable)
0002	Dec 10, 2007	NTIA9110-8-29350	

6. Issued By Code F6001201	7. Administered By (If other than Item 6) Code
DOC/NOAA/AGO STAFF OFFICE & EXTERNAL CLIENTS, AD 1305 EAST WEST HIGHWAY, RM 7601 SILVER SPRING, MD 20910 DIANE R. TRICE 301-713-0838 x 102	SEE BLOCK 6

8. Name and Address of Contractor (*No., Street, County, and Zip Code*)

NEUSTAR, INC.
46000 CENTER OAK PLAZA
STERLING VA 201666593

Vendor ID: 00000190
DUNS: 112403295
CAGE: 3DXC3

(X)	Item	
	9A. Amendment of Solicitation No.	
	9B. Date (*See Item 11*)	
X	10A. Modification of Contract/Order No.	DG1335-08-CN-0002
X	10B. Date (*See Item 13*)	Oct 18, 2007

Code | Facility Code

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (*if required*)
See Schedule $ US 0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	
	A. This change order is issued pursuant to: (*Specify authority*) The changes set forth in item 14 are made in the Contract Order No. in item 10A.
	B. The above numbered Contract/Order is modified to reflect the administrative changes (*such as changes in paying office, appropriation date, etc.*) Set fourth item 14, pursuant to the authority of FAR 43.103 (b)
	C. This supplemental agreement is entered into pursuant to authority of:
X	D. Other (*Specify type of modification and authority*) FAR Part 33.104

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

14. Description of Amendment/Modification (*Organized by UCF section headings, including solicitation/contract subject matter where feasible.*)

The purpose of this modification in to stop performance on this contract as provided in FAR Part 33.104 due to receipt of GAO protest of the award.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name and Title of Signer (*Type or Print*)	16A. Name and title of Contracting Officer (*Type or Print*)
	DIANE R. TRICE 301-713-0838 x 102 Contract Specialist Diane.Trice@noaa.gov

15B. Contractor/Offeror	15C. Date Signed	16B. United States of America	16C. Date Signed
(Signature of person authorized to sign)		Diane Trice (Signature of Contracting Officer)	Dec 10 2007

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE
30-105
STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

SCHEDULE
Amount
Item No. Supplies/Services Quantity Unit Unit Price
BASE PERIOD 1 EA 0.00 0.00
0001 Perform the services required by the SOW Period of Performance: Base 3 year period plus 2 option years (5 years), beginning on October 26, 2007.
Accounting and Appropriation Data:
61.08.1050012.100.12.010101000.0800000000000 000.25990000.000000

of Pages
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1. Contract ID Code Page 2
2. Amendment/Modification No. 4. Requisition/Purchase Req. No. 0002 13. Effective Date NTIA911 0-8-38133 15. ProjectNo.(if applicable) Dec 10,2007
6. IssuedBy CodeF6001201 7. Administered By (If other than Item6) Code DOC/NOAA/AGO STAFF OFFICE & EXTERNAL CLIENTS, AD 1305 EAST WEST HIGHWAY, RM 7601 SILVER SPRING, MD 20910 SHARON BALILEA 301-713-0839 x199
9A. Amendmentof SolicitationNo.
8. Name and Address of Contractor (No., Street, County, and Zip Code) I(X)
NEUSTAR, INC. Vendor ID: 00000190 9B. Date(SeeItem 11) 46000 CENTER OAK PLAZA DUNS: 112403295
12. Accounting and Appropriation Data (if required)
See Schedule $ US 0.00
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS. ITMODIFIESTHECONTRACT/ORDERNO.AS DESCRIBEDINITEM14.
(x) A. This change order is issued pursuant to: (Spec/fy authority) The changes set forth in item 14 are made in the Contract Order No. in item 10A.
B. The above numbered Contract/Order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) Set fourth item 14, pursuantto the authority of FAR 43.103 (b)
C. This supplemental agreement is entered into pursuant to authority of:
x I D. Other (Specify type of modification and authority)
FAR Part 33.104
E. IMPORTANT: Contractor 00is not, D is required to sign this document and return copies to the issuing office.
14. Description of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) The purpose of this modification in to stop performance on this contract as provided in FAR Part 33.104 due to receipt of GAO protest of the award.
Except as provided herein, all terms and conditions of the document referenced in item 9A or iDA, as heretofore changed, remains unchanged and in full force and effect.
15A. Name and Title of Signer (Type or Print) 16A. Name and title of Contracting Officer (Type or Print)
SHARON BALILEA 301-713-0839 x 199 Contract OFFICER sharon.balilea@noaa.gov
15B. Contractor/Offeror 15C. Date Signed 16B. States of America 16C. Date Signed Dec 10, 2007
NSN 7540-01-152-8070 30-105
PREVIOUS EDITIONS UNUSABLE